                                                                   EXHIBIT 10.16





                             COWLITZ BANCORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN





                            EFFECTIVE JULY 10, 1996

                             COWLITZ BANCORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                                                                                   Page
PREAMBLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE 1.
                           PURPOSE OF PLAN  . . . . . . . . . . . . . . . . . . . .  1
                           ---------------

ARTICLE 2.
                            DEFINITIONS   . . . . . . . . . . . . . . . . . . . . .  1
                            -----------
         2.1     Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
                 ---------
         2.2     Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
                 -----
         2.3     Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
                 ----
         2.4     Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
                 ---------
         2.5     Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
                 -------
         2.6     Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
                 ------------
         2.7     Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . . .  1
                 -----------------
         2.8     Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                 ------------
         2.9     Exercise Period  . . . . . . . . . . . . . . . . . . . . . . . . .  2
                 ---------------
         2.10    Fair Market Value  . . . . . . . . . . . . . . . . . . . . . . . .  2
                 -----------------
         2.11    Grant Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                 ----------
         2.12    Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                 ------
         2.13    Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                 -----------
         2.14    Payroll Account  . . . . . . . . . . . . . . . . . . . . . . . . .  3
                 ---------------
         2.15    Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                 ----
         2.16    Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                 -----
         2.17    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                 ------------

ARTICLE 3.
                       GRANT AND EXERCISE OF OPTIONS  . . . . . . . . . . . . . . .  3
                       -----------------------------
         3.1     General Conditions . . . . . . . . . . . . . . . . . . . . . . . .  3
                 ------------------
         3.2     Right to Exercise  . . . . . . . . . . . . . . . . . . . . . . . .  4
                 -----------------
         3.3     Method of Exercise . . . . . . . . . . . . . . . . . . . . . . . .  4
                 ------------------
         3.4     Payment of Exercise Price  . . . . . . . . . . . . . . . . . . . .  4
                 -------------------------
         3.5     Issuance of Stock  . . . . . . . . . . . . . . . . . . . . . . . .  5
                 -----------------
         3.6     Nontransferability . . . . . . . . . . . . . . . . . . . . . . . .  5
                 ------------------
         3.7     Shareholder Rights . . . . . . . . . . . . . . . . . . . . . . . .  5
                 ------------------
         3.8     Issuance and Delivery of Shares  . . . . . . . . . . . . . . . . .  5
                 -------------------------------





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 4.
                         STOCK SUBJECT TO PLAN  . . . . . . . . . . . . . . . . . .  6
                         ---------------------
         4.1     Authorized of Shares . . . . . . . . . . . . . . . . . . . . . . .  6
                 --------------------
         4.2     Maximum Number of Shares . . . . . . . . . . . . . . . . . . . . .  6
                 ------------------------
         4.3     Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
                 -----------

ARTICLE 5.
                       ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . .  6
                       --------------------------
         5.1     General Authority  . . . . . . . . . . . . . . . . . . . . . . . .  6
                 -----------------
         5.2     Persons Subject to Section 16(b) . . . . . . . . . . . . . . . . .  6
                 --------------------------------

ARTICLE 6.
                      ADJUSTMENT UPON CORPORATE CHANGES . . . . . . . . . . . . . .  7
                      ---------------------------------
         6.1     Adjustments to Shares  . . . . . . . . . . . . . . . . . . . . . .  7
                 ---------------------
         6.2     Substitution of Options on Merger or Acquisition . . . . . . . . .  7
                 ------------------------------------------------
         6.3     Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . . .  7
                 -----------------

ARTICLE 7.
         COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES . . . . . .. . . . .  7
         -----------------------------------------------------
         7.1     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                 -------
         7.2     Stock Legends  . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                 -------------
         7.3     Representations by Participants  . . . . . . . . . . . . . . . . .  8
                 -------------------------------

ARTICLE 8.
                         GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . .  8
                         ------------------
         8.1     Effect on Employment . . . . . . . . . . . . . . . . . . . . . . .  8
                 --------------------
         8.2     Liability Under the Plan . . . . . . . . . . . . . . . . . . . . .  8
                 ------------------------
         8.3     Rules of Construction  . . . . . . . . . . . . . . . . . . . . . .  8
                 ---------------------
         8.4     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                 -------------
         8.5     Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                 ---------
         8.6     Effective Date of Plan . . . . . . . . . . . . . . . . . . . . . .  9
                 ----------------------
         8.7     Shareholder Approval . . . . . . . . . . . . . . . . . . . . . . .  9
                 --------------------


                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN

                             COWLITZ BANCORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


                                    PREAMBLE

         Cowlitz Bancorporation (the "Company") desires to establish a plan through which employees of the Company and its subsidiaries may purchase from the Company shares of its common stock.

         The Company hereby establishes the Cowlitz Bancorporation Employee Stock Purchase Plan (the "Plan"), effective July 10, 1996:

                                   ARTICLE 1.
                                PURPOSE OF PLAN

         The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of the Company's common stock by present and future employees of the Company and its Subsidiaries.

                                   ARTICLE 2.
                                  DEFINITIONS

         2.1 Agreement. An agreement between a Participant and the Company or a Subsidiary through which the Participant elects to exercise the Options granted to him hereunder and authorizes payment of the Option exercise price.

         2.2     Board.  The board of directors of the Company.

         2.3     Code.  The Internal Revenue Code of 1986, as amended.

         2.4 Committee. A committee with at least two (2) members of the Board who are designated by the Board to administer the Plan. No Committee member may be an employee of the Company or its affiliates.

         2.5 Company. Cowlitz Bancorporation and its successors and assigns.

         2.6 Compensation. An employee's rate of compensation earned from employment with the Company or one of its Subsidiaries, including regular earnings, overtime, bonuses, commissions, incentives, and amounts elected under a salary reduction agreement pursuant to a plan described in section 125 of the Code or a deferred compensation plan.

         2.7 Eligible Employee. An employee of the Company or a Subsidiary, except for the following:





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN

         (a)     An employee who has been employed less than one year.

         (b) An employee whose customary employment is 20 hours or less per week.

         (c) An employee whose customary employment is for five months or less in a calendar year.

         2.8 Exchange Act. The Securities Exchange Act of 1934, as amended.

         2.9 Exercise Period. The period during which an Eligible Employee may elect to exercise an Option and make payment through payroll deduction or by check, pursuant to Article 3. The initial Exercise Period shall be the period that begins on the initial Grant Date hereunder and expires on the ninth day of the next succeeding calendar quarter. Thereafter, the Exercise Period shall begin with each successive Grant Date and expire on the ninth day of the next succeeding calendar quarter.

         2.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee or Board determines in good faith the fair market value of the Stock to be otherwise):

         (a) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board. Such determination shall occur quarterly and at such other times as the Committee or the Board may deem appropriate.

         (b) If the Stock is traded on the New York Stock Exchange or the American Stock Exchange, the average of the closing prices of the Stock on such exchange on which such Stock is traded on the trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day period on which such Stock is traded if no Stock was traded on such trading day.

         (c) If the Stock is not traded on the New York Stock Exchange or the American Stock Exchange, but is reported on the NASDAQ National Market System or another NASDAQ Automated Quotation System, and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day.

         (d) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market on the trading day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding trading





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN
                 day on which such high bid and low asked prices were recorded, as reported by a generally accepted reporting service.

         2.11 Grant Date. The initial Grant Date shall be July 10, 1996. Thereafter, the Grant Date shall be the tenth day of each successive calendar quarter (i.e., October 10, January 10, and April 10, and July 10) of each year.

         2.12 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the Fair Market Value on or before the last day of each respective Exercise Period.

         2.13 Participant. An Eligible Employee who has elected to exercise an Option and participate in the Plan in accordance with Article 3.

         2.14 Payroll Account. A bookkeeping account to which is added the amounts withheld on behalf of each Participant under regular payroll deductions authorized by Participants hereunder, and reduced by amounts due to the Company to pay the exercise price of Options exercised hereunder.

         2.15    Plan.  The Cowlitz Bancorporation Employee Stock Purchase
Plan.

         2.16    Stock.  The common stock of the Company, no par value.

         2.17 Subsidiaries. A "subsidiary corporation," means any corporation (other than the Company), at the time of granting the Option, that has fifty percent or more of its total combined voting power of all classes of its stock owned, directly or indirectly, by the Company.

                                   ARTICLE 3.
                         GRANT AND EXERCISE OF OPTIONS

         3.1 General Conditions. On each Grant Date, each employee who is an Eligible Employee on such date shall, without further action of the Committee, be granted an Option to purchase up to a number of whole shares of Stock that, in the aggregate, have an exercise price (described in Section 3.1(a)) that is not more than 15% of his Compensation during each Exercise Period, provided that the Option is limited to a maximum exercise price of $10,000 in each calendar year. The limits described in the immediately preceding sentence shall be prorated for any partial Exercise Period or calendar year. Each Option grant is subject to the following terms and conditions:

         (a) The exercise price of each Option shall be one hundred percent (100%) of Fair Market Value on the date of grant.

         (b) Each Option, or portion thereof, that is not exercised during an Exercise Period shall expire at the end of the Exercise Period in which the Option was granted.





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN

         (c) Each Option shall expire ten days after the date the Eligible Employee terminates employment with the Company or any of its Subsidiaries, unless it expires sooner pursuant to Section 3.1(b).

         (d) A right to purchase Stock which has accrued under one Option granted hereunder may not be carried over to any other Option.

         3.2 Right to Exercise. An Option shall be exercisable up to the last day of the Exercise Period that includes the Grant Date on which the Option was granted. An Eligible Employee must exercise an Option while he is an employee of the Company or a Subsidiary or within the periods that are specified herein after termination of employment.

         3.3 Method of Exercise. To exercise an Option, an Eligible Employee shall notify the Company in writing of his election to so exercise and execute an Agreement in the form and manner prescribed by the Committee.
Unless an Eligible Employee pays the exercise price by check, an Eligible Employee may revoke his election by giving written notification of such revocation to the Committee in a timely manner and at least five (5) business days prior to the last day of the applicable Exercise Period.

         3.4 Payment of Exercise Price. An Eligible Employee who desires to exercise an Option must timely execute an Agreement in the form and manner prescribed by the Committee prior to or during the applicable Exercise Period. The Agreement shall provide for authorization of deductions from the Eligible Employee's regular payroll that is credited to a Payroll Account. In the alternative, the Eligible Employee may pay the exercise price by check payable to Company prior to the last day of the Exercise Period. Amounts credited to a Participant's Payroll Account shall be accumulated and reserved for payment of the exercise price of Options granted hereunder.

         (a) A Participant may modify his election to participate in the Plan at any time by timely providing the Committee written notice in the form prescribed by the Committee. Such modification shall be effective on the first payroll date that occurs five (5) business days following receipt of such written notice or, if later, the date specified in the notice.

         (b) An Agreement to begin or modify participation in the Plan must be executed by the Participant within the time prescribed by the Committee at least five (5) business days prior to the last payroll date in the Exercise Period for which it is to be effective. If the Agreement is not timely executed, it shall take effect upon the next following Exercise Period.

         (c) Each Participant's election specified under an Agreement shall remain in effect for successive Exercise Periods until modified or revoked by the Participant in accordance with
                 Section 3.4.





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN

         3.5 Issuance of Stock. The Company shall issue whole shares of Stock to a Participant, unless the Participant timely revoked an election to exercise the Option pursuant to Section 3.3, as follows:

         (a) The Company shall determine the number of whole shares of Stock to be issued to each Participant for each Exercise Period by dividing the balance of such Participant's Payroll Account by the applicable exercise price of the Option.

         (b) The Company shall deduct from a Participant's Payroll Account the amount necessary to purchase the greatest number of whole shares of Stock that can be acquired under the applicable Option.

         (c) Any amounts remaining in the Payroll Account after deducting the exercise price for whole shares of Stock shall generally be held for use in a subsequent Exercise Period. However, a Participant who has made contributions to a Payroll Account and has revoked his election to exercise an Option under the terms of Section 3.3 may obtain payment of the amounts held in his Payroll Account from the Company by requesting such payment in writing to the Committee in the time and manner specified by the Committee. A Participant who has terminated employment shall be paid any amounts remaining in his Payroll Account after the expiration of all Options hereunder.

         (d) If the Participant pays by check, the number of whole shares of Stock to be issued shall be determined by dividing the amount of the check by the applicable exercise price.

         3.6 Nontransferability. Any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution. Only the Participant to whom an Option is granted may exercise such Option, unless he is deceased. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         3.7 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option prior to the time that such Option is exercised.

         3.8 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company as soon as administratively feasible after a Participant exercises an Option hereunder and executes an agreement described in Section 3.9 that the Company requires at the time of exercise.





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE 4.
                             STOCK SUBJECT TO PLAN

         4.1 Authorized of Shares. Upon the exercise of an Option, the Company shall deliver to the Participant authorized but unissued shares of Stock.

         4.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options is 10,000 subject to increases and adjustments as provided in this Article and
Article 6.

         4.3 Forfeitures. If an Option is terminated, in whole or in part, the number of shares of Stock allocated to such Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                   ARTICLE 5.
                           ADMINISTRATION OF THE PLAN

         5.1 General Authority. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Company shall bear all expenses of Plan administration. The interpretation and construction by the Committee of any terms or provisions of this Plan or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all persons. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

         (a)     Interpret all provisions of this Plan;

         (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

         (c)     Adopt, amend, and rescind rules for Plan administration; and

         (d) Make all determinations it deems advisable for the administration of this Plan.

         5.2 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are members of the Committee subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE 6.
                       ADJUSTMENT UPON CORPORATE CHANGES

         6.1 Adjustments to Shares. The maximum number and kind of shares of stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options shall be adjusted by way of increase or decrease as the Committee determines (in its sole discretion) to be appropriate, in the event that:

         (a) the Company effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events; or

         (b) there occurs any other event which in the judgment of the Committee necessitates such action.

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Options and on the award of Options specified hereunder that are proportionate to the modifications of the Stock that are on account of such corporate changes.

         6.2 Substitution of Options on Merger or Acquisition. The Committee may grant Options in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or a Subsidiary in connection with a merger or acquisition of another entity. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article 4.

         6.3 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. The Company will return to each Participant's Payroll Account, or directly to the Participant if payment is by check, any amount tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased, subject to Section 3.5(c).

                                   ARTICLE 7.
             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         7.1 General. No Option shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal and state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all national securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. No Option shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN
such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

         7.2 Stock Legends. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Company or Committee may deem advisable to assure compliance with federal and state laws and regulations.

         7.3 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 7.1. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with the federal and state securities laws. This provision shall not obligate the Company or any Subsidiary to undertake registration of options or stock hereunder.

                                   ARTICLE 8.
                               GENERAL PROVISIONS

         8.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

         8.2 Liability Under the Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         8.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         8.4 Governing Law. The laws of the State of Washington shall apply to all matters arising under this Plan, to the extent that federal law does not apply.




                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN

         8.5 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant's consent.

         8.6 Effective Date of Plan. Upon adoptions of this Plan by the Board, Options may be granted under this Plan beginning on July 10, 1996.

         8.7 Shareholder Approval. The Company will submit the Plan for approval at a meeting of the Company's shareholders within twelve (12) months of the effective date of the Plan. If a majority of the shareholders of the Company represented at such meeting, in person or by proxy, do not approve the Plan, then the Company will discontinue the Plan as soon as reasonably practicable.

         IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this _____ day of ______________, 1996.

                                    COWLITZ BANCORPORATION



                                    By:     ____________________________________

                                    Its:    ____________________________________





                                                      COWLITZ BANCORPORATION
                                                  EMPLOYEE STOCK PURCHASE PLAN